EQ ADVISORS TRUST

SUPPLEMENT DATED NOVEMBER 13, 2007 TO THE PROSPECTUS DATED MAY 1, 2007, AS REVISED AND SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus, dated May 1, 2007, as revised and supplemented, of EQ Advisors Trust (“Trust”), regarding certain Portfolios of the Trust. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain a copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

Information Regarding

EQ/AllianceBernstein Quality Bond Portfolio

Greg Wilensky replaces Alison Martier as Portfolio Manager of the Portfolio. The second paragraph of the section “Who Manages the Portfolio” is replaced with the following:

The management of and investment decisions for the Portfolio are made by the U.S. Investment-Grade: Core Fixed Income Team, comprised of senior Core Fixed Asset Team members. The Core Fixed Asset Team relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. While all members of the team work jointly to determine the majority of the investment strategy, including security selection for the firm’s U.S. Investment-Grade: Core Fixed Income accounts, Greg Wilensky, Senior Vice President and Portfolio Manager - U.S. Core and Diversified Yield Team at AllianceBernstein, is primarily responsible for the day-to-day management of, and has oversight and trading responsibilities for, the Portfolio. Mr. Wilensky has been responsible for the firm’s stable value business since 1998. He joined AllianceBernstein as a portfolio manager in 1996 as a Vice President in Portfolio Management and has had portfolio management responsibilities with AllianceBernstein for the past eleven years.

Information Regarding

EQ/AllianceBernstein Large Cap Growth Portfolio

Effective January 1, 2008, David F. Randell will replace Sayed J. Hasnain as Portfolio Manager of the Portfolio. At that time, the seventh paragraph of the section “Who Manages the Portfolio” will be replaced with the following:

David F. Randell, U.S. Large Cap Growth Portfolio Manager joined AllianceBernstein in 2007 as a U.S. Large Cap Growth portfolio manager. Prior to joining AllianceBernstein, Mr. Randell was a principal and member of the Investment Committee at GTCR Golder Rauner L.L.C., a private equity firm for three years. Prior thereto, Mr. Randell was a Managing Director in the investment banking group at Dresdner Kleinwort Wasserstein Mr. Randell has had portfolio management responsibilities since 2007.

Information Regarding

EQ/PIMCO Real Return Portfolio

Mihir Worah replaces John Brynjolfsson as Portfolio Manager of the Portfolio. The second paragraph of the section “Who Manages the Portfolio” is replaced with the following:

Mihir Worah, Executive Vice President, is responsible for the day-to-day management of the Portfolio. Mr. Worah is also a portfolio manager and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and has been a Portfolio Manager since 2005.

Information Regarding

EQ/Templeton Growth Portfolio

Tucker Scott replaces Jeffrey A. Everett, CFA, as Portfolio Manager of the Portfolio. The fourth paragraph of the section “Who Manages the Portfolio” is replaced with the following:

Tucker Scott, Executive Vice President and Senior Portfolio Manager, is co-portfolio manager of the Portfolio. Mr. Scott joined Franklin Templeton in 1996 and currently has portfolio management responsibility for retail and institutional accounts. Mr. Scott has had portfolio management responsibilities since 1999.

Information Regarding

EQ/T. Rowe Price Growth Stock Portfolio

Information with respect to the Portfolio contained in the Trust’s Prospectus, as supplemented, is revised as follows:

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with portfolio objectives. The Portfolio may invest up to 30% of its total assets in securities of foreign issuers, including those in emerging markets.

The principal risks of investing in the Portfolio are listed in the Trust’s Prospectus, as supplemented under the heading “The Principal Risks.” Additional risks to be included in this section are: Emerging Markets Risk. This risk is discussed in more detail under the heading “More Information on Risks and Benchmarks” in the Trust’s Prospectus.